Investment Manager
      Legg Mason Fund Adviser, Inc.                Report to Shareholders
      Baltimore, MD                                  For the Year Ended
                                                       August 31, 1996
Investment Adviser
      Western Asset Management Company
      Pasadena, CA

Board of Trustees
      John F. Curley, Jr., Chairman
      Edmund J. Cashman, Jr.
      Richard G. Gilmore
      Charles F. Haugh                                       The
      Arnold L. Lehman                                   Legg Mason
      Dr. Jill E. McGovern                                  Cash
      T. A. Rodgers                                        Reserve
      Edward A. Taber, III                                  Trust

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA
                                                  Putting Your Future First
Custodian
      State Street Bank & Trust Company
      Boston, MA
                                                       [Legg Mason Logo]
Counsel                                                    LEGG
      Kirkpatrick & Lockhart LLP Washington, D.C.          MASON

Independent Auditors                                       FUNDS
      Ernst &Young LLP
      Baltimore, MD


This fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the fund will always be able to maintain a stable net asset value of $1.00 per share.

This report is not to be distributed unless preceded or accompanied by a prospectus.


                      Legg Mason Wood Walker, Incorporated
--------------------------------------------------------------------------------
                            111 South Calvert Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (bullet) 539 (bullet) 0000

[recycle logo] Printed on Recycled Paper
LMF-018

To Our Shareholders,


     The Legg Mason Cash Reserve Trust now has $1.22 billion invested in a diversified portfolio of high quality fixed income securities with relatively short maturities.

     As this letter is written on September 25, 1996, the Trust's annualized yield for the past 7 days is 4.72%* (an effective yield of 4.83% when the compounding effect of dividend reinvestments is included). The average weighted maturity of our portfolio is 60 days.

     A complete listing of the Trust's portfolio holdings at August 31, 1996 appears in this report. You will note that approximately 60% of the Trust's net assets are invested in U.S. government and government agency securities and repurchase agreements fully secured by such securities.

     You may add to your Cash Reserve Trust account at any time by sending a check for $500 or more (made payable to Legg Mason Cash Reserve Trust) to:

                                        Legg Mason Cash Reserve Trust
                                        P.O. Box 1476
                                        Baltimore, Maryland 21203-1476

     Please include your account number on any checks you send to us.

                                                      Sincerely,

                                                      /s/ John F. Curley, Jr.
                                                      John F. Curley, Jr.
                                                      Chairman

September 25, 1996


*The yields shown here are for past periods and are not intended to indicate future performance.

Statement of Net Assets
Legg Mason Cash Reserve Trust
August 31, 1996
(Amounts in Thousands)


        Par                              Rate         Value
-------------------------------------------------------------------------------
Asset-Backed Securities -- 9.0%
              Case Equipment Loan Trust
       $ 7,947  2/15/97                       5.00% $ 7,945
              Caterpillar Financial
                Asset Trust
        16,557  5/11/97                       5.42   16,557
              NationsBank Auto
                Owner Trust
        33,476  8/15/97                       5.78   33,476
              Navistar Financial
                Owner Trust
        16,224  6/15/97                       5.25   16,219
              Olympic Automobile
                Receivables Trust
        12,365  6/15/97                       5.39   12,365
              Western Financial
                Owner Trust
        23,469  3/1/97 to 5/20/97     5.35 to 5.52   23,469
              Total Asset-Backed Securities         110,031
-------------------------------------------------------------------------------

Bank Note -- 2.1%
              Fifth Third Bank
        25,000  11/15/96                      5.50   25,000
-------------------------------------------------------------------------------

Certificates of Deposit -- 9.2%
              Bank One
        25,000  9/19/96                       5.30   25,000
              First Alabama Bank
        27,000  9/24/96                       5.46   27,000
              Harris Bank
        31,000  9/26/96                       5.29   31,000
              National Bank of Detroit
        30,000  10/17/96                      5.53   30,000
              Total Certificates of Deposit         113,000
-------------------------------------------------------------------------------

Commercial Paper -- 5.5%
              Financial -- 1.9%
              Corporate Receivables
                Corporation
        24,000  10/24/96                      5.30   23,813

              Managerial Services -- 2.0% PHH Corp.
        25,000  10/7/96                       5.29   24,868

              Telecommunications -- 1.6%
              Lucent Technologies Inc.
        19,000  9/12/96                       5.25   18,970
              Total Commercial Paper                 67,651
-------------------------------------------------------------------------------


        Par                              Rate         Value
-------------------------------------------------------------------------------
Medium-term Notes -- 4.9%
              Commercial Credit
                Group, Inc.
       $ 5,250  3/1/97                        8.13% $ 5,310
              General Electric
                Capital Corp.
        10,000  2/10/97                       4.84    9,996
              General Motors
                Acceptance Corp.
        18,500  12/6/96 to 12/10/96   5.25 to 7.75   18,567
              John Deere Capital
                Corporation
         6,000  6/30/97                       5.95    5,995
              Pepsico Inc.
         5,000  11/15/96                      7.00    5,014
              Philip Morris Companies
                Incorporated
        15,240  3/15/97                       7.50   15,374
              Total Medium-term Notes                60,256
-------------------------------------------------------------------------------

Time Deposits -- 9.4%
              American Express
                Centurion Bank
        25,000  9/9/96                        5.50   25,000
              Bank of America
        30,000  10/23/96                      5.35   30,000
              Bank of Hawaii
        30,000  10/25/96                      5.31   30,000
              Mellon Bank
        30,000  9/10/96                       5.44   30,000
              Total Time Deposits                   115,000
-------------------------------------------------------------------------------

U.S. Government Securities -- 3.3%
              United States
                Treasury Notes
        40,000  9/30/96 to 3/31/97    6.50 to 6.63   40,103
-------------------------------------------------------------------------------

U.S. Government Agency Obligations -- 41.5%
              Federal Farm Credit Bank
         3,300  3/3/97                        5.43    3,300
              Federal Home Loan Mortgage
                Corporation
       335,197  9/12/96 to 10/15/96   5.21 to 5.37  334,293
              Federal National Mortgage
                Association
       151,070  9/10/96 to 9/30/96    5.17 to 5.29  150,738
              Student Loan Marketing
                Association
        20,000  9/30/96                       5.32   19,914
              Total U.S. Government
                Agency Obligations                  508,245
-------------------------------------------------------------------------------


        Par                              Rate         Value
-------------------------------------------------------------------------------
Repurchase Agreement -- 14.5%
              J.P. Morgan Securities, Inc.
                dated 8/30/96, to be
                repurchased at $177,643 on
                9/3/96 (Collateral:
                $150,000 Federal
                National Mortgage
                Association, 0%
                due 12/27/96, value
                $147,375; $18,650
                Tennessee Valley Authority,
                6.13% due 7/15/03,
                value $17,930; $15,657
                U.S. Treasury Note,
                7.25% due 5/15/16,
      $177,539  value $16,261)                5.28% $177,539
-------------------------------------------------------------------------------

              Total Investments,
                at amortized cost
                and value-- 99.4%                  1,216,825(dagger)

              Management Fee
                Payable -- (N.M.)                       (502)
              Other Assets Less
                Liabilities-- (0.6%)                   8,158

              Net assets applicable to
              1,224,779 shares
              outstanding-- 100.0%                $1,224,481

              Net asset value per share                $1.00

(dagger) Also represents cost for federal income tax purposes.

    N.M. Not meaningful

         See notes to financial statements.

Statement of Operations
Legg Mason Cash Reserve Trust
For the Year Ended August 31, 1996


      (Amounts in Thousands)
------------------------------------------------------------------------------
Investment Income:
      Interest                                                         $67,654
Expenses:
      Management fee                                      $5,897
      Transfer agent and shareholder servicing expense     1,839
      Shareholder meeting                                    209
      Reports to shareholders                                205
      Custodian fee                                          185
      Registration fees                                      145
      Audit and legal fees                                   117
      Trustees' fees                                          11
      Other expenses                                          38
        Total expenses                                                   8,646

      Net Investment Income                                             59,008
      Net Realized Gain on Investments                                     114
------------------------------------------------------------------------------
      Increase in Net Assets Resulting from Operations                 $59,122



Statement of Changes in Net Assets
Legg Mason Cash Reserve Trust

                                                                    For the Years Ended August 31,
      (Amounts in Thousands)                                          1996                  1995
------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income                                         $  59,008             $  47,830
      Net realized gain on investments                                    114                   108
      Increase in net assets resulting from operations                 59,122                47,938
Distributions to shareholders from net investment income              (59,008)              (47,830)
      Contribution from Manager                                           400                   480
      Increase in net assets from Trust share transactions             70,837               366,221
      Change in net assets                                             71,351               366,809
Net Assets:
      Beginning of year                                             1,153,130               786,321
------------------------------------------------------------------------------------------------------
      End of year                                                  $1,224,481            $1,153,130


      See notes to financial statements.

Financial Highlights
Legg Mason Cash Reserve Trust

           Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                             For the Years Ended August 31,
---------------------------------------------------------------------------------------------------------------------------
                                                            1996           1995           1994           1993        1992
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
      Net asset value, beginning of year                   $1.00          $1.00           $1.00         $1.00       $1.00
                                                        -------------------------------------------------------------------
Net investment income                                        .05            .05             .03           .03         .04
      Net realized gain (loss) on investments                Nil            Nil           (Nil)            --         Nil
                                                        -------------------------------------------------------------------
      Total from investment operations                       .05            .05             .03           .03         .04
                                                        -------------------------------------------------------------------
      Dividends paid from:
        Net investment income                               (.05)          (.05)           (.03)         (.03)       (.04)
        Realized gain on investments                          --             --              --            --        (Nil)
                                                        -------------------------------------------------------------------
      Net asset value, end of year                         $1.00          $1.00           $1.00         $1.00       $1.00
                                                        -------------------------------------------------------------------
      Total return                                          4.92%          5.08%           3.08%         2.85%       4.37%

Ratios/Supplemental Data:
      Ratios to average net assets:
        Expenses                                             .70%           .71%            .72%          .76%        .75%
        Net investment income                               4.81%          5.03%           3.05%         2.82%       4.11%
      Net assets, end of year (in thousands)           $1,224,481     $1,153,130        $786,321      $754,996    $733,789

      See notes to financial statements.



Notes to Financial Statements
Legg Mason Cash Reserve Trust

(Amounts in Thousands)
--------------------------------------------------------------------------------
1. Significant Accounting Policies:
           The Legg Mason Cash Reserve Trust ("Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The policies set forth below are in conformity with generally accepted accounting principles.

      Security Valuation
           Portfolio securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

      Dividends to Shareholders
           Dividends are declared daily and paid monthly. Dividends payable are recorded on the dividend record date. Net investment income for dividend purposes consists of interest accrued, original issue and market discount earned, less amortization of market premium and accrued expenses. At August 31, 1996, dividends payable of $2,490 were accrued.

      Security Transactions
           Security transactions are accounted for on the trade date and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. At August 31, 1996, $25,009 was receivable for securities sold but not yet delivered and $28,300 was payable for securities purchased but not yet received.

      Repurchase Agreements
           All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Trust's custodian. The value of such collateral includes accrued interest.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Trust intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Trust Share Transactions:
           The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At August 31, 1996, net assets consisted of paid-in capital of $1,224,779 and accumulated net realized losses of $298. Since the Trust has sold and redeemed shares at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions:

                                    For the Years Ended August 31,
                                          1996         1995
      --------------------------------------------------------------------
           Shares sold                $4,744,925   $ 4,083,397
           Shares reinvested              57,357        45,368
           Shares repurchased          4,731,444    (3,762,544)
      --------------------------------------------------------------------
           Net increase                $  70,837     $ 366,221
      --------------------------------------------------------------------


3. Transactions with Affiliates:
           The Trust has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Trust. Under this agreement, the Manager provides the Trust with management and administrative services for which the Trust pays a fee at an annual rate ranging from 0.50% of the first $500 million of average daily net assets of the Trust to 0.40% of average daily net assets in excess of $2 billion. For the year ended August 31, 1996, the management fee was $5,897.

           Administrative personnel and services are provided by Legg Mason at no additional expense to the Trust.

           Western Asset Management Company ("Adviser"), a corporate affiliate of the Manager and Legg Mason, serves as investment adviser to the Trust. The Adviser is responsible for the actual investment activity of the Trust, for which the Manager pays the Adviser a fee at an annual rate equal to 30% of the fee received by the Manager. For the year ended August 31, 1996, the advisory fee was $1,769.

           At a special meeting of the Fund's shareholders, a Distribution Plan was approved under which Legg Mason may collect a fee for distribution services at an annual rate of 0.15% of average daily net assets. No distribution fee was paid to Legg Mason during the year ended August 31, 1996.

           During the years ended August 31, 1996 and 1995, Legg Mason contributed $400 and $480, respectively, to offset a portion of the Trust's net realized losses.

           Legg Mason has an agreement with the Trust's transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid $590 by the transfer agent for the year ended August 31, 1996.

Report of Ernst & Young LLP, Independent Auditors



      To the Shareholders and Trustees of
      Legg Mason Cash Reserve Trust:

           We have audited the accompanying statement of net assets of the Legg Mason Cash Reserve Trust as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Cash Reserve Trust at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                           /s/ Ernst & Young LLP



      Baltimore, Maryland
      September 24, 1996